                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number 811-05620



                       The Zweig Total Return Fund, Inc.
              (Exact name of registrant as specified in charter)


                           900 Third Ave, 31st Floor
                            New York, NY 10022-4728
              (Address of principal executive offices) (Zip code)

         Kevin J. Carr, Esq.                     John H. Beers, Esq.
Chief Legal Officer and Secretary for         Vice President and Counsel
              Registrant                    Phoenix Life Insurance Company
    Phoenix Life Insurance Company                 One American Row
           One American Row                    Hartford, CT 06103-2899
       Hartford, CT 06103-2899
                    (Name and address of agent for service)


Registrant's telephone number, including area code: 800-272-2700


Date of fiscal year end: December 31


Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.   Reports to Stockholders.

The Report to Shareholders is attached herewith.

OFFICERS AND DIRECTORS
George R. Aylward
President, Chairman and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Marc Baltuch
Chief Compliance Officer and Vice President

Moshe Luchins
Vice President

Kevin J. Carr
Chief Legal Officer and Secretary

Nancy Curtiss
Treasurer

Jacqueline Porter
Vice President and Assistant Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022-4793

Fund Administrator
Phoenix Equity Planning Corporation
One American Row
Hartford, CT 06103-2899

Custodian
State Street Bank and Trust Company
P.O. Box 5501
Boston, MA 02206-5501

Legal Counsel
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585

Transfer Agent
Computershare Trust Company, NA
P.O. Box 43010
Providence, RI 02940-3010

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP4133                                                                    Q2-08

      Semi Annual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.


      June 30, 2008

[LOGO]

                                                                 August 1, 2008

Dear Fellow ZTR Shareholder:

   The Zweig Total Return Fund's net asset value increased 0.45%, including $0.120 in reinvested distributions, for the three months ended June 30, 2008. During the same period, the Fund's Composite Index returned (2.16%), including reinvested dividends. The Fund's average exposure for the quarter was approximately 40% in equities and 29% in bonds.

   For the six months ended June 30, 2008 the Fund's net asset value declined 1.23%, including $0.242 in reinvested distributions. For the same period, the Fund's Composite Index returned (4.92%), including reinvested dividends. The Fund's average exposure for the first half was approximately 40% in equities and 36% in bonds.

          Sincerely,

          /s/ George R. Aylward
          George R. Aylward
          President, Chairman and
          Chief Executive Officer
          The Zweig Total Return
          Fund, Inc.

                          MARKET OVERVIEW AND OUTLOOK

   The Fund's bond exposure on June 30, 2008 was 27%, slightly below the 32% exposure at the end of the first quarter. If we were fully invested, 50% of our exposure would be in bonds and 50% in stocks. Consequently, at 27%, we are at slightly more than half of a full position in bonds.

   The first half of 2008 was a tale of two disparate quarters for the Treasury bond market. The first quarter was generally bullish as investors embraced the Federal Reserve's (the "Fed") easing cycle which drove yields lower and bond prices higher. (Bond prices move in the opposite direction from yields.) Although the Fed did cut the federal funds rate once more to 2.00% during the quarter, the meteoric rise in oil and energy prices, along with major inflation concerns, weighed heavily on bonds during April and May.

   At the beginning of the year the benchmark ten-year Treasury note yielded 4.02%. By March 31 the yield dipped to 3.56% but then climbed to 4.27% by June 16. When the second quarter ended, the ten-year yield was just under 4.00%, near the year's starting point.

   The Fed's easy money policy appeared to assuage the market temporarily, helping move bonds higher. However the other edge of the sword was the specter of inflation. Oil prices surged during the second quarter and bond holders clearly became uneasy and sold bonds off during the period.

   As noted in our first-quarter report, easy money has a tendency to weaken a currency and cause prices of imports, including oil, to rise. Many bond market traders, seeing commodity prices rising and worried about a brutal systemic inflation, have steered clear of Treasury bonds.


 Managed Distribution Plan: The Fund has a policy to distribute 10% of its net asset value annually. Please see the inside back cover for more details.

Stocks and bonds were trading in opposite directions, with generally favorable stock performance in the first 10 weeks of the second quarter leading to some liquidation of bonds. However, at this writing, we have seen a brutal sell-off in stocks, which brought some "flight to quality" momentum back into the Treasury bond market.

   The Fund began the year with a slightly higher than average duration (duration is a measure of portfolio risk; a higher duration usually indicates a positive outlook on bonds.) As bond prices surged, we used the rallies to trim back our exposure, and ended the quarter with a significantly lower duration than we started. The trimming of bond exposure turned out to be appropriate because bonds had a difficult second quarter.

   We are pleased to report that we do not own any so-called "agency bonds" like Fannie Mae or Freddie Mac, which are viewed as "government bonds" because there is an implicit guarantee that the government will back these obligations. As the credit crisis deepened in the first quarter, we eliminated what little exposure we had to such bonds, believing that the increased yield over Treasury notes was not worth the risk. Indeed the solvency of both these agencies has been called into question.

   We are maintaining our relatively low duration policy and, as a result, have limited bond market exposure. Our bond model has recently ticked up because of the stock market slide and the slight easing of base metal prices. As usual, we remain flexible. Should our models indicate a change of course, we will follow the dictates of our discipline.

   Our exposure to U.S. common stocks was 40% on June 30, little changed from the 39% position at the end of the first quarter. At this level, we remain at about 80% of a full position (40%/50%) in equities.

   Battered by a hurricane of damaging economic news including skyrocketing oil prices, the financial meltdown, the continuing credit crunch, the implosion of the housing bubble, fading consumer confidence, and inflation fears, the stock market staggered through the second quarter and the first half and suffered severe losses. The Dow Jones Industrial Average fell 7.4%/(1)/ for the second quarter. It was the Dow's third straight quarterly decline and its worst second quarter since 2002. For the year to date, the Dow dropped 14%, its poorest first half since 1970. When the market closed on June 30, the Dow was only a smidgen away from the 20% decline from a recent high that is considered the start of a bear market.

   The other major indexes performed somewhat better than the Dow but also did poorly. After enduring its worst June since 1930, the S&P 500 Index was off 3.2%/(1)/ for the second quarter and 12.8%/(1)/ for the half. It ended just short of bear market territory. The Nasdaq Composite Index eked out a 0.6%/(1)/ gain for the quarter but was down 13.5%/(1)/ for the half. It closed nearly 20% below its October 2007 high and more than 50% under its record close in March 2000.

   Although the Fed has bailed out the market several times by lowering interest rates and expanding credit, it has little ammunition left. By cutting the federal funds rate to 2% from 5% last August, it helped keep the market afloat. However, at its June meeting the Fed left the 2% rate unchanged and indicated it had shifted its focus to inflation. "Although the downside risks to growth remain," the statement said, "they appear to have diminished somewhat, and the upside risk to inflation and inflation expectations have increased." It also said "the substantial easing of monetary policy to date, combined with ongoing measures to foster market liquidity, should help to promote modest growth over time."

   It appears that the Fed has gotten itself between the proverbial rock and a hard place. Further cuts would kill the dollar, boost oil prices further and accelerate inflation; higher rates would risk hurting the economy even more. In our opinion while the Fed is right to take steps to shore up the country's shaky financial structures, it has already reduced too much.

   With crude oil prices topping $140 per barrel and other commodity prices climbing, the Fed has plenty to ponder about on the inflation front. The Labor Department reported that its consumer price index rose 0.8% in May and was up 4.2% from a year ago. Core prices, which exclude food and energy, grew 0.2% in May and were 2.3% above last year. The producer price index was up 1.4% in May, its fastest rate increase in six months.

   One area where prices are falling is housing. Prices of new homes were down 5.7% in May from a year ago. Despite the lower prices, new home sales slid 2.5% for the month, its fifth decline in six months. With the market so weak, the Commerce Department reported that new home construction dropped 3.3% in May to its lowest level since March 1991.

   Reflecting the softening economic picture, the Institute for Supply Management ("ISM") reported that its non-manufacturing index slipped to 48.2 for June from 51.7 in May. A reading below 50 signifies contraction. The service sector represents about 80% of U.S. economic activity. ISM also reported that its index of factory activity edged up to 50.2 in June from 49.6 in May. Its index of prices paid by manufacturers increased to 91.5 in June from 87 in May and was at its highest level since 1979.

   Although prices are rising and the economy is shrinking, we don't agree with the view that we are facing a period of stagflation like that of the 1970s. For one thing, inflation is nowhere as high as it was then. However, the inflation figure that includes food and oil will probably take a big jump in the next few months and we should be prepared for that.

   Higher prices for commodities, especially oil, were a big factor in expanding the U.S. trade deficit in April. Although export sales increased 3.3% to $155.5 billion, imports propelled by the surging oil price, rose 4.5% to a record $216.4 billion. Consequently, the trade imbalance climbed 7.8% to $60.9 billion, the largest figure since March 2007. The dollar, whose fallen price has spurred exports, did not play a major role during the second quarter. From April to June it gained 0.3% against the Euro and 6.5% against the Japanese Yen. Measured against 26 currencies, the dollar was basically flat.

   The dollar plays a crucial role in our economy. If it weakens further and oil prices soar, it would curtail our exports, the one strong element in our economy and hurt other world economies, reducing demand for our products.

   Global merger and acquisition volume in the second quarter declined 37% to $940.75 billion from the year-ago quarter, according to Dealogic. There were 8,946 deals this year against 9,675 a year earlier. Although the number of deals in the first half was up 7%, volume declined 33% from last year.

   In the U.S., the weakened dollar is enticing foreign investments in our properties. It makes our assets look like bargains. We don't think these foreign purchases are a negative for our economy. It is good to have the foreign money flowing here whether it is for buying stocks, real estate or entire companies.

   Initial public offerings ("IPOs") in the second quarter also were sharply lower world-wide, according to Dealogic. The number of IPOs globally declined 56% to 205, with the amount of money raised falling 64% to $31.5 billion. In the U.S., IPOs dropped 80% to 11 from 56 last year. The dollar volume was off 74% to $4.2 billion. It is difficult to do IPOs in an environment where stocks are being hit. The market will have to settle down in order to get some breathing room for more IPOs.

   On a brighter note, personal income grew 1.9% in May from April as Americans received some $48 billion in federal economic stimulus checks, according to the Commerce Department. Ultimately the stimulus package will disperse $107 billion. Largely because of the stimulus, consumer spending increased 0.4% in May after adjusting for inflation. This was double the April figure, and the largest gain since November. Despite the stimulus boost, the Conference Board reported that consumer confidence in June slumped to a 16-year low. The agency's index dipped to 50.4 in June from 58.3 in May and was at the slowest rate since early 1992.

   The stimulus is a one-shot happening. It is spread out for a few months and that's the end of it. Where will money come from to finance new consumer spending? The consumer savings rate has been reduced to near zero. People were using their homes as ATM machines for home equity loans. That game is over. Credit card debt has ballooned and wages have not kept up with inflation. If the government continues to give people cash, it would hurt the dollar. That would only be a positive for oil prices, which would be a negative for the economy.

   A poll by Thomson Reuter shows that Wall Street analysts expect earnings of the S&P 500 companies in the second quarter to wind up 10% below the like in 2007. For all of 2008, they forecast a gain of 7%. These figures are significantly less optimistic than earlier predictions which had the second quarter declining by 6.1% and the full year rising by 10%. We believe that analysts have been over enthusiastic for some time and their earnings projections are not realistic. At any rate, the S&P is not appropriate for charting earnings because it includes a disproportionate number of financials which have been hardest hit. These numbers may not be applicable to other industries, some of which are doing fairly well or holding their own.

   Companies in the S&P 500 were trading at 20 times earnings on June 30, according to Barron's. This compares with 17 times earnings on March 31 and 18 times earnings on June 30, 2007. At the start of the bull market in October 2002, the P/E ratio was 27. Part of the reason the valuations are so high is the fact that earnings have gone down so much.

   Market advisors surveyed by Investor Intelligence at the end of the second quarter were pretty much holding the line on their projections. On June 30 there were 34% bulls and 40% bears, little changed from the March 31 totals of 37% bulls and 41% bears. Finally reacting to the sharp downturn in stock prices, advisor sentiment soon shifted to 27.4% bulls and 47.3% bears. So, pessimism among advisors is getting close to 2-1 bears.

   There have been more pessimistic bear markets, so at this writing our sentiment numbers are moderately positive. However, our monetary model is mixed: we're buoyed by the Fed and interest rates, but worried about the deeply troubled financial system. Balancing the positives and negatives, our market posture is about neutral.

          Sincerely,

          /s/Martin E. Zweig, Ph.D.


          Martin E. Zweig, Ph.D.
          President
          Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   All of our bonds are U.S. Government obligations. These bonds are highly liquid and provide the flexibility to respond quickly to changing conditions.

   The Fund's leading stock market sectors on June 30, 2008 were information technology, energy, financials, consumer staples and industrials. Although there were some changes in percentages held, all of the above appeared in our previous listing. During the quarter we added to positions in consumer staples and consumer discretionary and trimmed holdings in energy and information technology.

   As of June 30, our top individual equity positions included Altria, Freeport-McMoRan Copper & Gold, Hudson City Bancorp., IBM, McDonald's, Merck, Nucor, Union Pacific, Wells Fargo and Wilmington Trust.

   New to this listing are Altria, Merck, and Wilmington Trust, where we added to our positions, and Nucor and Union Pacific, where there were no changes in shares held.

   No longer among our top positions are ConocoPhillips and Halliburton, where we reduced our holdings, and AT&T, Caterpillar, and PepsiCo, where there were no changes in shares held.

          Sincerely,



             [SIGNATURE]

          /s/ Carlton Neel
          Carlton Neel
          Executive Vice President
          Phoenix/Zweig Advisers LLC

/1/ Return excludes reinvested dividends

The preceding information is the opinion of portfolio management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
For definitions of indexes cited and certain investment terms used in this report see the glossary on page 7.
As interest rates rise, bond prices fall. As such, this Fund's share value may decline substantially and it is possible to lose a significant portion of your principal when interest rates rise.

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

Glossary

American Depositary Receipt (ADR): Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Benchmark Index for The Zweig Total Return Fund: A composite index consisting of 50% Lehman Brothers Government Bond Index and 50% S&P 500(R) Index.

Consumer Price Index (CPI): Measures the pace of inflation by measuring the change in consumer prices of goods and services, including housing, electricity, food, and transportation, as determined by a monthly survey of the U.S. Bureau of Labor Statistics. Also called the cost-of-living index.

Dow Jones Industrial Average/SM/: A price-weighted average of 30 blue chip stocks. The index is calculated on a total return basis with dividends reinvested.

Duration: A measure of a fixed income fund's sensitivity to interest rate changes. For example, if a fund's duration is 5 years, a 1% increase in interest rates would result in a 5% decline in the fund's price. Similarly, a 1% decline in interest rates would result in a 5% gain in the fund's price.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The federal funds rate is the most sensitive indicator of the direction of interest rates since it is set daily by the market.

Federal Reserve: The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven- member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Initial public offering (IPO): A company's first sale of stock to the public.

Institute for Supply Management (ISM) Report on Business(R): An economic forecast, released monthly, that measures U.S. manufacturing conditions and is arrived at by surveying 300 purchasing professionals in the manufacturing sector representing 20 industries in all 50 states.

Investors Intelligence Survey: A weekly survey published by Chartcraft, an investment services company, of the current sentiment of approximately 150 market newsletter writers. Participants are classified into three categories: bullish, bearish or waiting for a correction.

NASDAQ Composite(R) Index: A market capitalization-weighted index of all issues listed in the NASDAQ (National Association Of Securities Dealers Automated Quotation System) Stock Market, except for closed-end funds, convertible debentures, exchange traded funds, preferred stocks, rights, warrants, units and other derivative securities. The index is calculated on a total return basis with dividends reinvested.

S&P 500(R) Index: A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested.

Stagflation: A period of little or no economic growth.

Yield curve: A line chart that shows interest rates at a specific point in time for securities of equivalent quality but with different maturities. A "normal or positive" yield curve indicates that short-term securities have a lower interest rate than long-term securities; an "inverted or negative" yield curve indicates short-term rates are exceeding long-term rates; and a "flat yield curve" means short- and long-term rates are about the same.

Indexes cited are unmanaged and not available for direct investment; therefore their performance does not reflect the expenses associated with the active management of an actual portfolio.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                                    [CHART]

Asset Allocation
June 30, 2008 (Unaudited)
(as a percentage of total investments and securities sold short)

Domestic Common Stocks                       36%
U.S. Government Securities                   27%
Foreign Common Stocks                         3%
Exchange Traded Funds                         1%
Other (includes short-term investments)      33%



               SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT

                                 June 30, 2008
                                  (Unaudited)

                                                              Par
                                                            (000's)      Value
                                                           ---------  ------------
  INVESTMENTS
  U.S. GOVERNMENT SECURITIES                      26.74%
  U.S. TREASURY BONDS -- 19.23%
     U.S. Treasury Bond 9.25%, 2/15/16.................    $ 20,000   $ 27,221,880
     U.S. Treasury Bond 7.50%, 11/15/16................      20,000     24,982,820
     U.S. Treasury Bond 8.75%, 5/15/17.................      22,000     29,639,852
     U.S. Treasury Bond 8.875%, 2/15/19................      15,000     20,899,215
                                                                      ------------
                                                                       102,743,767
                                                                      ------------
  U.S. TREASURY NOTES -- 7.51%
     U.S. Treasury Note 4%, 11/15/12/(d)/..............      18,500     19,121,489
     U.S. Treasury Note 4.50%, 2/15/16.................      20,000     21,039,060
                                                                      ------------
                                                                        40,160,549
                                                                      ------------
         Total U.S. Government Securities (Identified Cost
           $136,232,054)......................................         142,904,316
                                                                      ------------

                                                           Number of
                                                            Shares
                                                           ---------
  DOMESTIC COMMON STOCKS                          36.55%
  CONSUMER DISCRETIONARY -- 2.69%
     McDonald's Corp...................................     118,000      6,633,960
     NIKE, Inc. Class B................................      82,000      4,888,020
     Under Armour, Inc. Class A/(b)/...................     112,000      2,873,920
                                                                      ------------
                                                                        14,395,900
                                                                      ------------

                       See notes to financial statements

                                                     Number of
                                                      Shares      Value
                                                     --------- -----------
     CONSUMER STAPLES -- 5.11%
        Altria Group, Inc.........................    310,000  $ 6,373,600
        Bunge Ltd.................................     44,000    4,738,360
        Costco Wholesale Corp.....................     71,000    4,979,940
        PepsiCo, Inc..............................     85,000    5,405,150
        Philip Morris International, Inc..........    118,000    5,828,020
                                                               -----------
                                                                27,325,070
                                                               -----------
     ENERGY -- 5.39%
        Chesapeake Energy Corp....................     62,000    4,089,520
        ConocoPhillips............................     58,000    5,474,620
        Halliburton Co............................    108,000    5,731,560
        Massey Energy Co..........................     43,000    4,031,250
        Occidental Petroleum Corp.................     60,000    5,391,600
        St. Mary Land & Exploration Co............     63,000    4,072,320
                                                               -----------
                                                                28,790,870
                                                               -----------
     FINANCIALS -- 5.91%
        Allstate Corp. (The)......................    118,000    5,379,620
        Goldman Sachs Group, Inc. (The)...........     25,000    4,372,500
        Hudson City Bancorp, Inc..................    376,000    6,271,680
        Reinsurance Group of America, Inc.........     83,000    3,612,160
        Wells Fargo & Co..........................    256,000    6,080,000
        Wilmington Trust Corp.....................    222,000    5,869,680
                                                               -----------
                                                                31,585,640
                                                               -----------
     HEALTH CARE -- 2.68%
        Gilead Sciences, Inc./(b)/................     74,000    3,918,300
        Merck & Co., Inc..........................    171,000    6,444,990
        UnitedHealth Group, Inc...................    151,000    3,963,750
                                                               -----------
                                                                14,327,040
                                                               -----------
     INDUSTRIALS -- 4.90%
        Boeing Co. (The)..........................     67,000    4,403,240
        Caterpillar, Inc..........................     75,000    5,536,500
        Continental Airlines, Inc. Class B/(b)/...    141,000    1,425,510
        Foster Wheeler Ltd./(b)/..................     59,000    4,315,850
        L-3 Communications Holdings, Inc..........     49,000    4,452,630
        Union Pacific Corp........................     80,000    6,040,000
                                                               -----------
                                                                26,173,730
                                                               -----------
     INFORMATION TECHNOLOGY -- 5.58%
        Ciena Corp./(b)/..........................    121,000    2,803,570
        Cisco Systems, Inc./(b)/..................    138,000    3,209,880
        Corning, Inc..............................    192,000    4,425,600

                       See notes to financial statements

                                                           Number of
                                                            Shares       Value
                                                           ---------  ------------
   INFORMATION TECHNOLOGY (CONTINUED)
      Hewlett-Packard Co...............................      85,000   $  3,757,850
      International Business Machines Corp.............      51,000      6,045,030
      Microsoft Corp...................................     143,000      3,933,930
      QUALCOMM, Inc....................................     127,000      5,634,990
                                                                      ------------
                                                                        29,810,850
                                                                      ------------
   MATERIALS -- 2.21%
      Alcoa, Inc.......................................     151,000      5,378,620
      NuCor Corp.......................................      86,000      6,421,620
                                                                      ------------
                                                                        11,800,240
                                                                      ------------
   TELECOMMUNICATION SERVICES -- 2.08%
      AT&T, Inc./(d)/..................................     161,000      5,424,090
      Verizon Communications, Inc./(d)/................     161,000      5,699,400
                                                                      ------------
                                                                        11,123,490
                                                                      ------------
          Total Domestic Common Stocks (Identified Cost
            $181,190,930).....................................         195,332,830
                                                                      ------------
   FOREIGN COMMON STOCKS/(c)/                      2.76%
   ENERGY -- 0.54%
      Petroleo Brasileiro SA ADR (Brazil)..............      41,000      2,904,030
                                                                      ------------
                                                                         2,904,030
                                                                      ------------
   INFORMATION TECHNOLOGY -- 1.04%
      Nokia Oyj Sponsored ADR (Finland)................     227,000      5,561,500
                                                                      ------------
                                                                         5,561,500
                                                                      ------------
   MATERIALS -- 1.18%
      Freeport-McMoRan Copper & Gold, Inc. (United
        States)/ /.....................................      54,000      6,328,260
                                                                      ------------
          Total Foreign Common Stocks (Identified Cost
            $12,240,547)......................................          14,793,790
                                                                      ------------
   EXCHANGE TRADED FUNDS                           1.02%
      PowerShares Deutsche Bank Agriculture
        Fund/(b)/.................................          134,000      5,451,120
                                                                      ------------
          Total Exchange Traded Funds (Identified Cost
            $4,586,676).......................................           5,451,120
                                                                      ------------
          Total Long Term Investments -- 67.07% (Identified
            Cost $334,250,207)................................         358,482,056
                                                                      ------------

                       See notes to financial statements

                                                           Par
                                                         (000's)        Value
                                                         -------  ------------
SHORT-TERM INVESTMENTS                          32.40%
COMMERCIAL PAPER/(e)/ -- 10.12%
   Dover Corp. 2.28%, 7/1/08...................          $14,100  $ 14,100,000
   Nestle Capital Corp. 2.30%, 7/1/08..........           20,000    20,000,000
   Washington Post Co. (The) 2.10%, 7/1/08.....           20,000    20,000,000
                                                                  ------------
                                                                    54,100,000
                                                                  ------------
U.S. TREASURY BILLS/(e)/ -- 22.28%
   U.S. Treasury Bills 1.74%, 11/6/08..........           40,000    39,719,520
   U.S. Treasury Bills 1.94%, 11/28/08.........           80,000    79,316,640
                                                                  ------------
                                                                   119,036,160
                                                                  ------------
       Total Short-Term Investments (Identified Cost
         $173,212,977)....................................         173,136,160
                                                                  ------------
       Total Investments (Identified Cost $507,463,184) --
         99.47%...........................................         531,618,216/(a)/
DOMESTIC COMMON STOCKS SOLD SHORT
CONSUMER DISCRETIONARY -- (0.26)%
   Starbucks Corp....................................     90,000    (1,416,600)
                                                                  ------------
CONSUMER STAPLES -- (0.46)%
   UST, Inc..........................................     45,000    (2,457,450)
                                                                  ------------
       Securities Sold Short (Proceeds $4,609,288) --
         (0.72)%..........................................          (3,874,050)/(f)/
       Other Assets and Liabilities, Net -- 1.25%.........           6,690,587
                                                                  ------------
       Net Assets -- 100.00%..............................        $534,434,753
                                                                  ============

--------
 (a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $31,788,951 and gross depreciation of $12,954,800 for federal income tax purposes. At June 30, 2008 , the aggregate cost of securities for federal income tax purposes was $512,784,065.
 (b) Non-income producing.
 (c) A security is considered to be foreign if the security is issued in a foreign country. The country of risk, noted parenthetically, is determined based on criteria described in Note 2F "Foreign security country determination" in the Notes to Financial Statements.
 (d) Position, or a portion thereof, has been segregated as collateral for securities sold short.
 (e) The rate shown is the discount rate.
 (f) Federal Tax Information: Net unrealized appreciation of securities sold short is comprised of gross appreciation of $735,238, and gross depreciation of $0 for federal income tax purposes. At June 30, 2008, the aggregate proceeds of securities sold short for federal income tax purposes was $4,609,288.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2008
                                  (Unaudited)

ASSETS
   Investment securities at value (Identified cost $507,463,184 ). $531,618,216
   Cash...........................................................       95,213
   Deposits with broker for securities sold short.................    2,630,190
   Receivables
     Investment securities sold...................................    5,883,333
     Dividends and interest.......................................    2,366,200
   Directors' retainer............................................       10,069
   Prepaid expenses...............................................       63,446
                                                                   ------------
       Total Assets...............................................  542,666,667
                                                                   ------------
LIABILITIES
 Payables
   Securities sold short at value, (Proceeds $4,609,288 ).........    3,874,050
   Investment securities purchased................................    3,799,584
   Investment advisory fee........................................      311,862
   Printing fee...................................................       98,568
   Transfer agent fee.............................................       54,224
   Professional fee...............................................       44,262
   Administration fee.............................................       28,959
   Custodian fee..................................................        5,844
   Other accrued expenses.........................................       14,561
                                                                   ------------
       Total Liabilities..........................................    8,231,914
                                                                   ------------
NET ASSETS                                                         $534,434,753
                                                                   ============
NET ASSET VALUE PER SHARE
   ($534,434,753 / 114,594,744)................................... $       4.66
                                                                   ============

Net Assets Consist of:
   Capital paid in on shares of beneficial interest............... $531,877,771
   Distributions in excess of net investment income...............  (21,108,177)
   Accumulated net realized loss..................................   (1,225,111)
   Net unrealized appreciation....................................   24,155,032
   Net unrealized appreciation on short sales.....................      735,238
                                                                   ------------
Net Assets                                                         $534,434,753
                                                                   ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                        Six Months Ended June 30, 2008
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest.................................................................. $  5,815,995
       Dividends (net of foreign taxes withheld of $18,009)......................    2,126,928
       Security lending..........................................................      130,565
                                                                                  ------------
              Total Investment Income............................................    8,073,488
                                                                                  ------------
   Expenses
       Investment advisory fees..................................................    1,917,630
       Administration fees.......................................................      178,066
       Printing and postage fees.................................................      212,706
       Directors' fees...........................................................      100,324
       Transfer agent fees.......................................................       98,793
       Professional fees.........................................................       94,219
       Custodian fees............................................................       35,738
       Miscellaneous.............................................................      153,903
                                                                                  ------------
              Total Expenses.....................................................    2,791,379
          Less custodian fees paid indirectly....................................      (20,171)
                                                                                  ------------
              Net Expenses.......................................................    2,771,208
                                                                                  ------------
                 Net Investment Income...........................................    5,302,280
                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   Net realized gain (loss) on:
       Investments...............................................................    1,317,741
       Short sales...............................................................    2,500,498
   Net change in unrealized appreciation (depreciation) on:
       Investments...............................................................  (14,929,510)
       Short sales...............................................................   (1,664,067)
                                                                                  ------------
          Net realized and unrealized gain (loss)................................  (12,775,338)
                                                                                  ------------
          Net increase (decrease) in net assets resulting from operations........ $ (7,473,058)
                                                                                  ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                          Six Months Ended
                                                                           June 30, 2008         Year Ended
                                                                            (Unaudited)       December 31, 2007
                                                                         ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income (loss).....................................   $  5,302,280         $ 13,024,027
       Net realized gain (loss).........................................      3,818,239           16,885,377
       Net change in unrealized appreciation (depreciation).............    (16,593,577)          10,568,844
                                                                           ------------         ------------
          Net increase (decrease) in net assets resulting from
            operations..................................................     (7,473,058)          40,478,248
                                                                           ------------         ------------
   Dividends and distributions to shareholders from
       Net investment income............................................    (27,732,703)*        (15,001,480)
       Net realized short-term gains....................................             --          (15,864,004)
       Tax return of capital............................................             --          (22,280,924)
                                                                           ------------         ------------
          Total dividends and distributions to shareholders.............    (27,732,703)         (53,146,408)
                                                                           ------------         ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock...................................................             --            2,892,063
       Net proceeds from the sales of shares during rights
         offering (net of estimated expenses of $650,000 for
         2007)..........................................................        (15,058)/(1)/    102,586,107
                                                                           ------------         ------------
          Net increase in net assets derived from capital share
            transactions................................................        (15,058)         105,478,170
                                                                           ------------         ------------
          Net increase (decrease) in net assets.........................    (35,220,819)          92,810,010
NET ASSETS
   Beginning of period..................................................    569,655,572          476,845,562
                                                                           ------------         ------------
   End of period (including undistributed (distributions in
     excess of) net investment income of ($21,108,177) and
     $1,322,246, respectively)..........................................   $534,434,753         $569,655,572
                                                                           ============         ============

--------
* Please note that the tax status of distributions is determined at the end of the taxable year. However, based on interim data as of June 30, 2008, we estimate 23% of the distributions represents net investment income distributions, 12% represents excess gain distributions which are taxed as ordinary income and 65% represents return of capital. Also, refer to Note 2D in the notes to financial statements.
(1) Adjustment to bring costs estimated in connection with rights offering to actual.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                             FINANCIAL HIGHLIGHTS

         (Selected data for a share outstanding throughout each year)

                                                     Six Months Ended                    Year Ended December 31,
                                                      June 30, 2008     -------------------------------------------------------
                                                       (Unaudited)           2007         2006       2005      2004       2003
                                                     ----------------   --------        --------  --------   --------  --------
Per Share Data
Net asset value, beginning of period................     $   4.97       $   5.11        $   5.28  $   5.62   $   5.70  $   5.81
                                                         --------       --------        --------  --------   --------  --------
Income from Investment Operations
Net investment income (loss)/(3)/...................         0.05           0.12            0.13      0.12       0.12      0.09
Net realized and unrealized gains (losses)..........        (0.12)          0.26            0.22      0.08       0.18      0.27
                                                         --------       --------        --------  --------   --------  --------
Total from investment operations....................        (0.07)          0.38            0.35      0.20       0.30      0.36
                                                         --------       --------        --------  --------   --------  --------
Dividends and Distributions
Dividends from net investment income................        (0.24)         (0.14)          (0.15)    (0.15)     (0.14)    (0.12)
Distributions from net realized gains...............           --          (0.15)          (0.07)    (0.15)     (0.09)       --
Tax return of capital...............................           --          (0.21)          (0.30)    (0.24)     (0.11)    (0.35)
Dilutive effect of common stock distributions.......           --             --              --        --      (0.04)       --
                                                         --------       --------        --------  --------   --------  --------
Total dividends and distributions...................        (0.24)         (0.50)          (0.52)    (0.54)     (0.38)    (0.47)
                                                         --------       --------        --------  --------   --------  --------
Dilutive effect on net assets as a result of rights
 offering/(4)/......................................          -- /(8)/     (0.02)             --        --         --        --
                                                         --------       --------        --------  --------   --------  --------
Change in net asset value...........................        (0.31)         (0.14)          (0.17)    (0.34)     (0.08)    (0.11)
                                                         --------       --------        --------  --------   --------  --------
   Net asset value, end of period...................     $   4.66       $   4.97        $   5.11  $   5.28   $   5.62  $   5.70
                                                         ========       ========        ========  ========   ========  ========
   Market value, end of period/(1)/.................     $   4.42       $   4.53        $   5.89  $   4.70   $   5.35  $   5.01
                                                         ========       ========        ========  ========   ========  ========
Total investment return/(2)/........................         2.78%/(7)/   (14.99)%/(5)/    39.23%    (2.54)%    14.89%    (0.40)%
                                                         ========       ========        ========  ========   ========  ========
Ratios/Supplemental Data:
Net assets, end of period (in thousands)............     $534,435       $569,656        $476,846  $490,027   $522,101  $525,687
Ratio of expenses to average net assets
 (excluding dividends on short sales)...............         1.01%/(6)/     0.96%           1.00%     1.06%      1.28%     1.03%
Ratio of expenses to average net assets
 (including dividends on short sales)...............         1.01%/(6)/     0.96%           1.01%     1.10%      1.31%     1.06%
Ratio of net investment income to average net
 assets.............................................         1.94%/(6)/     2.46%           2.47%     2.18%      2.13%     1.66%
Portfolio turnover rate.............................         16.9%/(7)/     36.0%           21.7%     74.6%      75.8%     94.1%

--------
(1)Closing Price -- New York Stock Exchange.
(2)Total investment return is calculated assuming a purchase of a share of the Fund's common stock at the opening NYSE share price on the first business day and a sale at the closing NYSE share price on the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
(3)Computed using average shares outstanding.
(4)Shares were sold at a 5% discount from a 5-day average market price from 5/14/07 to 5/18/07.
(5)Total investment return includes the dilutive effect of the rights offering. Without this effect, the total investment return would have been (13.82)%.
(6)Annualized
(7)Not Annualized
(8)Amount is less than $0.005.

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2008
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's investment objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  A. Security Valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service, which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value.

   As required, some securities and other assets may be valued at fair value as determined in good faith by or under the direction of the Directors.

   Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market.

   The Fund has adopted the provisions of the Statement of Financial Accounting Standards No. 157 (SFAS 157) as of the beginning of the current fiscal period of the Fund. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, the Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels:

   .   Level 1 -- quoted prices in active markets for identical securities

   . Level 2 -- prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

   . Level 3 -- prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

   The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                         Investments in
         Valuation Inputs                                  Securities
         ----------------                                --------------
         Assets:
         Level 1 -- Quoted Prices.......................  $215,577,740
         Level 2 -- Other Significant Observable Inputs.   316,040,476
         Level 3 -- Significant Unobservable Inputs.....            --
                                                          ------------
         Total                                            $531,618,216
                                                          ============

         Liabilities:
         Level 1 -- Quoted Prices.......................  $  3,874,050
         Level 2 -- Other Significant Observable Inputs.            --
         Level 3 -- Significant Unobservable Inputs.....            --
                                                          ------------
         Total                                            $  3,874,050
                                                          ============

  B. Security Transactions and Related Income:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income Taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

   FASB Interpretation No. 48, ("FIN 48") Accounting for Uncertainty in Income Taxes, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund's tax positions and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

  D. Dividends and Distributions to Shareholders:

   Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

   The Fund has $4,861,360 of capital loss carryovers, $86,434 expiring in 2010 and $4,774,926 expiring in 2011, which may be used to offset future capital gains. The Fund may not realize the benefit of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers.

   In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign Currency Translation:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

  F. Foreign Security Country Determination:

   A combination of the following criteria is used to assign the countries of risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and country in which the greatest percentage of company revenue is generated.

  G. Short Sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund. At June 30, 2008, the value of securities sold short amounted to $3,874,050 against which collateral of $15,456,261 was held. The collateral includes the deposits with the broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short may appreciate in value, thereby increasing potential losses.

  H. Security Lending:

   The Fund may loan securities to qualified brokers through an agreement with State Street Bank and Trust Company (the "Custodian"). Under the terms of agreement, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies, sovereign debt of foreign countries and/or irrevocable letters of credit issued by banks. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral.

   At June 30, 2008, the Fund had no securities on loan.

NOTE 3 -- PURCHASES AND SALES OF SECURITIES:

   Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) for the period ended June 30, 2008, were as follows:

                    Purchases...................... $69,925,899
                    Sales..........................  70,593,960
                    Short sales....................   3,092,330
                    Purchases to cover short sales.   2,673,069

   Purchases and sales of long-term U.S. Government and agency securities for the period ended June 30, 2008, were as follows:

                    Purchases...................... $        --
                    Sales..........................  63,412,963

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

   a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the adviser is responsible for the actual management of the Fund's portfolio. The Adviser is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis to 0.70% of the Fund's average daily net assets. During the period ended June 30, 2008, the Fund incurred advisory fees of $1,917,630.

   Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund, performs certain asset allocation research and analysis and provides such advice to the Adviser. The Sub-Adviser's fees are paid by the Adviser.

   b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement. The Administrator receives a fee for financial reporting, tax services, and oversight of the subagent's performance at a rate of 0.065% of the Fund's average daily net assets. During the period ended June 30, 2008, the Fund incurred Administration fees of $178,066.

   c) Directors Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $11,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. The Audit Committee chairperson is paid an additional fee of $5,000. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

NOTE 5 -- INDEMNIFICATIONS

   Under the Fund's organizational documents, its directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these arrangements.

NOTE 6 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2008, the Fund had one class of common stock, par value $0.001 per share, of which 500,000,000 shares are authorized and 114,594,744 shares are outstanding.

   Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the period ended June 30, 2008 and the year ended December 31, 2007, 0 and 552,046 shares, respectively, were issued pursuant to the Plan.

   In a non-transferable rights offering ended May 18, 2007, shareholders exercised rights to purchase 20,730,142 shares of common stock at an offering price of $4.98 per share for proceeds, net of expenses of $102,586,107. Expenses were adjusted by $15,058 in 2008, resulting in final net proceeds of $102,571,049.

   On July 1, 2008, the Fund announced a distribution of $0.039 per share to shareholders of record on July 11, 2008. This distribution has an ex-dividend date of July 9, 2008, and is payable on July 24, 2008. Please see inside back cover for more information on fund distributions.

NOTE 7 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

NOTE 8 --  REGULATORY EXAMS

   Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by The Phoenix Companies, Inc. and its subsidiaries (collectively "the Company") with securities and other laws and regulations affecting their registered products.

   In February 2005, the NASD notified PNX that it was asserting violations of trade reporting rules by a subsidiary. PNX responded to the NASD allegations in May 2005. Thereafter, in January 2007, the

NASD notified PNX that the matter is being referred for potential violations and possible action. On May 3, 2007, the NASD accepted a letter of acceptance, waiver and consent submitted by the PXP subsidiary to resolve this matter. Without admitting or denying the NASD's findings, in accordance with the terms of the letter the PXP subsidiary agreed to a censure, to pay a fine of $8,000 and to revise its supervisory procedures.

   The Company does not believe that the outcome of this matter will be material to these financial statements.

NOTE 9 -- RECENTLY ISSUED ACCOUNTING STANDARDS

   In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (FAS 161) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund's results of operations and financial position. Management is currently evaluating the impact, if any, of FAS 161 on financial statement disclosures.

NOTE 10 -- OTHER

   On February 7, 2008, PNX announced that it intends to spin off its asset management subsidiary ("spin-off"), PXP, to PNX's shareholders. The Fund's Administrator, PEPCO, a subsidiary of PXP, and the Fund's Adviser, Phoenix/Zweig Advisers LLC, also a subsidiary of PXP, are also intended to be part of the spin-off.

          BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY
                       AGREEMENT AND SERVICING AGREEMENT

   Pursuant to Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Directors (the "Board") of The Zweig Total Return Fund, Inc. (the "Fund"), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"), are required to annually review and re-approve the terms of the Fund's existing investment advisory agreement (the "Advisory Agreement") with Phoenix/Zweig Advisers LLC (the "Adviser") and the servicing agreement (the "Servicing Agreement") between the Adviser and Zweig Consulting LLC (the "Sub-Adviser") (collectively, the "Agreements"). In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Agreements.

   More specifically, at a meeting held on February 12, 2008, the Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the Sub-Adviser and the re-approval of the Agreements.

   1. Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services performed by the Adviser and the Sub-Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Directors in that capacity and other services. The Independent Directors concluded that the services are extensive in nature and that the Adviser and the Sub-Adviser delivered an acceptable level of service.

   2. Investment Performance of the Funds and Adviser. The Board considered the investment performance for the Fund over various periods of time as compared to the performance of the Fund's Lipper, Inc. performance group and performance universe, and concluded that the Adviser was delivering acceptable performance results consistent with the long-term investment strategies being pursued by the Fund. The Board had been informed that the Adviser and its affiliates did not manage any funds comparable to the Fund against which the Fund's performance could be compared.

   3. Costs of Services and Profits Realized by the Adviser and the Sub-Adviser.

   (a) Costs of Services to Fund: Fees and Expenses. The Board considered the Fund's management fee rate and expense ratio relative to the Fund's Lipper, Inc. expense group. The Board concluded that the fee is acceptable based upon the qualifications, experience, reputation and performance of the Adviser and the Sub-Adviser. The Board also concluded that the expense ratio of the Fund was within an acceptable range relative to its Lipper, Inc. expense group.

   (b) Profitability and Costs of Services to Adviser and Sub-Adviser. The Board considered the Adviser's and Sub-Adviser's overall profitability and costs. The Board also considered whether the amount of profit is a fair entrepreneurial profit. The Board concluded that the Adviser's and the Sub-Adviser's profitability was at an acceptable level in light of the quality of the services being provided to the Fund.

   4. Extent of Economies of Scale as Fund Grows. The Board considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Board noted that economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Fund typically do not have the ability to substantially increase their asset base as do mutual funds. The Board concluded that the Fund has appropriately benefited from any economies of scale.

   5. Whether Fee Levels Reflect Economies of Scale. The Board also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that, given the Fund's closed-end structure, it was. At the same time, the Directors agreed that it would be appropriate to monitor this issue in the event that the assets of the Fund were to increase substantially via a rights offering or some other means.

   6. Other Relevant Considerations.

   (a) Adviser Personnel and Methods. The Board considered the size, education and experience of the Adviser's and Sub-Adviser's staff, their fundamental research capabilities and approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas they were structured in such a way to support the level of services being provided to the Fund.

   (b) Other Benefits to the Adviser or Sub-Adviser. The Board also considered the character and amount of other incidental benefits received by the Adviser and the Sub-Adviser and their respective affiliates from their association with the Fund. The Board concluded that potential "fall-out" benefits that they may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and may in some cases benefit the Fund.

  Conclusions

   In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund's surrounding circumstances. Based on this review, it was the judgment of the Board that shareholders had received acceptable absolute and relative performance at reasonable fees and, therefore, re-approval of the Investment Advisory Agreement with the Adviser and the Servicing Agreement with the Sub-Adviser were in the best interests of the Fund and its shareholders. As a part of its decision-making process, the Board noted its belief that a long-term relationship with capable, conscientious advisers is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Board considered, in particular, whether the Adviser, with the assistance of the Sub-Adviser, managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders, and concluded that the Fund was so managed.

   Upon conclusion of their review and discussion, the Independent Directors, voting separately, and the full Board unanimously approved the continuation of the Investment Advisory Agreement and the Service Agreement.

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 9, 2008. The meeting was held for the purpose of electing two (2) nominees to the Board of Directors.

   The results of the above matters were as follows:

  Directors          Votes For   Votes Against   Votes Withheld   Abstentions
  ---------------- ----------- --------------- ---------------- -------------
  Wendy Luscombe.. 96,858,890        N/A          2,814,600          N/A
  R. Keith Walton. 96,983,336        N/A          2,690,153          N/A

   Based on the foregoing Wendy Luscombe and R. Keith Walton, were elected as Directors. The Fund's other Directors who continue in office are George R. Aylward, Charles H. Brunie, Alden C. Olson and James B. Rogers, Jr.

                                KEY INFORMATION

Zweig Shareholder Relations: 1-800-272-2700
   For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information

                               REINVESTMENT PLAN

   Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                           REPURCHASE OF SECURITIES

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

                     PROXY VOTING INFORMATION (FORM N-PX)

   The Adviser and Sub-Adviser vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, 2007, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

                             FORM N-Q INFORMATION

   The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC's website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

                         INVESTMENT GUIDELINE CHANGES

   The following changes to the Investments Guidelines have been approved by the Fund's Board of Directors:

   The Fund may invest up to 30% of its total assets in securities of foreign issuers. The Fund may engage in foreign currency transactions, even if they are not in connection with the Fund's investment activity in foreign securities. The Fund typically does not make significant investments in foreign securities.

   The Fund reserves the right to engage in interest rate, equity, total return and other swaps. The Fund has no current plans to do so.

               FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN

   The Fund has a Managed Distribution Plan to pay 10% of the Fund's net asset value on an annualized basis. Distributions may represent earnings from net investment income, realized capital gains, or, if necessary, return of capital. The board believes that regular, fixed monthly cash payouts will enhance shareholder value and serve the long-term interests of shareholders. You should not draw any conclusions about the Fund's investment performance from the amount of the distributions or from the terms of the Fund's Managed Distribution Plan.

   The Fund estimates that it has distributed more than its income and net realized capital gains in the fiscal year to date; therefore, a portion of your distributions may be a return of capital. A return of capital may occur when some or all of the money that you invested in the Fund is paid back to you. A return of capital does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income".

   Please note that the characterization of Fund distributions for federal income tax purposes is different from book accounting generally accepted accounting principles ("GAAP"). The amounts and sources of distributions reported in Section 19(a) notices of the 1940 Act are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. It is only after December 31, 2008 that we will know the exact source of our distributions. Shareholders should use only the Form 1099-DIV that will be mailed by January 31, 2009 to determine the taxability of our distributions.

   The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interest of the Fund and its shareholders.

   Information on the Zweig funds is available at http://www.PhoenixFunds.com.
Section 19(a) notices are posted on the website at:
http://www.phoenixinvestments.com/phxinv/PublicSite.jsp?Target=/Individual/
Products/Closed_End_Funds/Zweig/ZTR_Fund.html.

Item 2.   Code of Ethics.

Not applicable.

Item 3.   Audit Committee Financial Expert.

Not applicable.

Item 4.   Principal Accountant Fees and Services.

Not applicable.

Item 5.   Audit Committee of Listed registrants.

Not applicable.

Item 6.   Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR. In addition, there are no newly identified portfolio managers as of the date of this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

Item 11.  Controls and Procedures.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
         Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

    (a)(1) Not applicable.

    (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3) Not applicable.

    (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
           Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Zweig Total Return Fund, Inc.

By (Signature and Title)*  /s/ George R. Aylward
                           -----------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ George R. Aylward
                           -----------------------------------
                           George R. Aylward, President
                           (principal executive officer)

Date September 5, 2008

By (Signature and Title)*  /s/ Nancy G. Curtiss
                           -----------------------------------
                           Nancy G. Curtiss, Treasurer
                           (principal financial officer)

Date September 5, 2008

* Print the name and title of each signing officer under his or her signature.